SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 12, 1998
                                                           -------------

                          CyberShop International, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                        0-23901                        13-3979226
   --------                        -------                        ----------
(State or other             (Commission File Number)            (IRS Employer
jurisdiction of                                                 Identification
 incorporation)                                                      No.)

                  130 Madison Avenue, New York, New York 10016
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               (Address of principal executive offices, zip code)

       Registrant's telephone number, including area code: (212) 532-3553
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

            On June 12, 1998, CyberShop International, Inc. (the "Company") entered into a joint venture agreement to develop a new web site with TOPS Appliance City, Inc., a leading consumer electronics, appliance and computer retailer.

            For further information regarding this joint venture reference is made to the press release filed as an exhibit hereto and incorporated herein by reference.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CYBERSHOP INTERNATIONAL, INC.
                                          (Registrant)


      Dated: June 16, 1998                By: /s/ Gary S. Finkel
                                              ----------------------------------
                                              Gary S. Finkel
                                              Vice President, Chief Financial
                                              Officer and Treasurer